UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - December 23, 2010

VUZIX CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623
(Address of Principal Executive Offices)	(Zip Code)

(585) 359-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

Kopin Deferral

On December 21, 2009, Vuzix Corporation (“Vuzix”) and Kopin Corporation (“Kopin”) entered into a letter agreement pursuant to which payment of $746,000 of the amount then due Kopin from Vuzix was deferred until January 15, 2011, at which time the amount deferred, together with interest accrued at the rate of ten percent (10%) per annum would be payable in full.  On December 20, 2010, Vuzix and Kopin entered into a letter agreement effective as of December 23, 2010 (the “Kopin Agreement”) further deferring payment of the deferred amount and deferring payment of interest accrued thereon of $79,709.59.  The aggregate amount deferred, $825,709.59, will bear interest at the rate of twelve percent (12%) per annum from and after January 15, 2011, and will be payable, together with such interest, in twenty-five (25) equal monthly installments of $37,108.44 each, commencing on January 15, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on January 15, 2013.    In connection with such deferral, Vuzix issued to Kopin a Warrant to purchase up to 1,651,419 shares of Vuzix $.001 par value Common Stock (“Common Stock”) at an exercise price of $0.09965 per share (the “Kopin Warrant”).  The Kopin Warrant expires on January 15, 2013.

Vast Deferral

On December 21, 2009, Vuzix and Vast Technologies Inc. (“Vast”) entered into a letter agreement pursuant to which payment of $1,000,000 of the amount then due Vast from Vuzix was deferred until January 15, 2011, at which time the amount deferred, together with interest accrued at the rate of ten percent (10%) per annum would be payable in full.  On December 13, 2010, Vuzix and Vast entered into a letter agreement effective as of December 23, 2010 (the “Vast Agreement”) further deferring payment of the deferred amount and interest accrued thereon of $106,849.32.  The aggregate amount deferred, $1,106,849.32, will bear interest at the rate of twelve percent (12%) per annum from and after January 15, 2011, and will be payable, together with such interest, in thirty-seven  (37) equal monthly installments of $35,573.43 each, commencing on January 15, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on January 15, 2014.  In connection with such deferral, Vuzix issued to Vast a Warrant to purchase up to 1,662,274 shares of Common Stock at an exercise price of $0.09965 per share (the “Vast Warrant”).  The Vast Warrant expires January 15, 2014.

Travers Deferral

 On October 17, 2008, Vuzix and Paul J. Travers, the President of Vuzix (“Travers”) entered into a revolving loan agreement.  As of December 23, 2010 the amount of principal and accrued interest due Travers under the Travers Agreement was $258,658.20, which was payable on or before December 31, 2010.  On December 23, 2010, Vuzix and Travers entered into a letter agreement (the “Travers Agreement”) agreeing that such amount will be payable, together with interest thereon, in thirty-six (36) equal monthly installments of $8,504.12 each, commencing on January 31, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on December 31, 2013.    In connection with such deferral, Vuzix issued to Travers a Warrant to purchase up to 1.034,633 shares of Common Stock at an exercise price of $0.09965 per share (the “Travers Warrant”).  The Travers Warrant expires on December 31, 2013.

Burtis Deferral

On May 7, 2010 and on September 17, 2010, Vuzix and John Burtis entered into certain loan agreements.  As of December 23, 2010 the amount of principal and accrued interest due Burtis under the Burtis Agreements was $135,763.01, which was payable on or before December 31, 2010.  On December 23, 2010, Vuzix and Burtis entered into a letter agreement (the “Burtis Agreement”) agreeing that such amount will be payable, together with interest thereon at a rate of twelve percent (12%) per annum, in thirty-six (36) equal monthly installments of $4463.80 each, commencing on January 31, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on December 31, 2013.    In connection with such deferral, Vuzix issued to Travers a Warrant to purchase up to 543,052 shares of Common Stock at an exercise price of $0.09965 per share (the “Burtis Warrant”).  The Burtis Warrant expires on the December 31, 2013.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Kopin Loan Deferral

(1)           On December 20, 2010, Vuzix and Kopin entered into a letter agreement effective as of December 23, 2010 (the “Kopin Agreement”) deferring payment of certain amounts due Kopin from Vuzix.

(2)           The amount deferred, $825,709.59, will bear interest at the rate of twelve percent (12%) per annum from and after January 15, 2011, and will be payable, together with such interest, in twenty-five (25) equal monthly installments of $37,108.44 each, commencing on January 15, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on January 15, 2013.

(3)           In connection with such deferral, Vuzix issued to Kopin a Warrant to purchase up to 1,651,419 shares of Vuzix $.001 par value Common Stock (“Common Stock”) at an exercise price of $0.09965 per share (the “Kopin Warrant”).  The Kopin Warrant expires on January 15, 2013.

Vast Loan Deferral

(1)           On December 13, 2010, Vuzix and Vast entered into a letter agreement effective as of December 23, 2010 (the “Vast Agreement”) deferring payment of certain amounts due Vast from Vuzix

(2)           The amount deferred, $1,106,849.32, will bear interest at the rate of twelve percent (12%) per annum from and after January 15, 2011, and will be payable, together with such interest, in thirty-seven  (37) equal monthly installments of $35,573.43 each, commencing on January 15, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on January 15, 2014.

(3)           In connection with such deferral, Vuzix issued to Vast a Warrant to purchase up to 1,662,274 shares of Common Stock at an exercise price of $0.09965 per share (the “Vast Warrant”).  The Vast Warrant expires on January 15, 2014.

Travers Loan Deferral

(1)           On December 23, 2010, Vuzix and Travers entered into a letter agreement (the “Travers Agreement”) deferring payment of certain amounts due Travers from Vuzix.

(2)           The amount deferred, $258,658.20, will be payable, together with interest thereon, in thirty-six (36) equal monthly installments of $8504.12 each, commencing on January 31, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on December 31, 2013.

(3)           In connection with such deferral, Vuzix issued to Travers a Warrant to purchase up to 1,034,633 shares of Common Stock at an exercise price of $0.09965 per share (the “Travers Warrant”).  The Travers Warrant expires on December 31, 2013.

Burtis Loan Deferral

(1)           On December 23, 2010, Vuzix and Burtis entered into a letter agreement (the “Burtis Agreement”) deferring payment of certain amounts due Burtis from Vuzix.

(2)           The amount deferred, $135,763.012, will be payable, together with interest thereon at a rate of twelve percent (12%) per annum, in thirty-six (36) equal monthly installments of $4463.80 each, commencing on January 31, 2011.  The entire unpaid amount, and interest accrued thereon, will be due and payable on December 31, 2013.

(3)           In connection with such deferral, Vuzix issued to Burtis a Warrant to purchase up to 543,052 shares of Common Stock at an exercise price of $0.0992 per share (the “Burtis Warrant”).  The Burtis Warrant expires on December 31, 2013.

SECTION 3 - SECURITES AND TRADING MARKETS

ITEM 3.02. Unregistered Sales of Equity Securities

(a)           Pursuant to the Kopin Agreement, on December 23, 2010, Vuzix issued to Kopin its Warrant to purchase up to 1,651,419 shares of Common Stock at an initial exercise price of $0.09965 per share, subject to limitation and adjustment as provided therein.

Pursuant to the Vast Agreement, on December 23, 2010, Vuzix issued to Vast its Warrant to purchase up to 1,662,274 shares of Common Stock at an initial exercise price of $0.09965 per share, subject to limitation and adjustment as provided therein.

Pursuant to the Travers Agreement, on December 23, 2010, Vuzix issued to Travers its Warrant to purchase up to 1,034,633 shares of Common Stock at an initial exercise price of $0.09965 per share, subject to limitation and adjustment as provided therein.

Mr. Travers is a related party within the meaning of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators.  Consequently, the issuance of the Travers Warrant in connection with the deferral of indebtedness owing to Mr. Travers constitutes a related party transaction within the meaning of MI 61-101 requiring Vuzix, in the absence of exemptions, to obtain a formal valuation for, and minority shareholder approval of, the related party transaction.  Vuzix has determined that an exemption is available from the formal valuation requirements under MI 61-101, specifically under section 5.5(a) thereof, which provides that at the time the transaction is agreed to, neither the fair market value of the subject matter of, nor the fair market value of the consideration for, the transaction, insofar as it involves related parties, exceeds 25% of Vuzix’s market capitalization.  Vuzix has determined that an exemption is also available from the minority shareholder approval requirements under the exemption in Section 5.7(a) of MI 61-101.

The Vuzix board of directors consists of five “independent directors” as defined in MI 61-101 and approval of all five independent directors in respect of the related party transaction (insofar as it related to the issuance of warrants to Mr. Travers) was obtained by resolution in writing dated December 23, 2010. All of the independent directors approved of the related party transaction and there were no materially contrary views of any director. The Vuzix board of directors determined that the debt deferral transactions, including the related party transaction, are in the best interests of Vuzix. In its determination, the board of directors came to its conclusion on the basis that: (i) the debt deferral transactions (including the related party transaction) were necessary to enable Vuzix to enter into a term credit facility; and (ii) the exercise price of the warrants is above the market price of the Vuzix shares of common stock.

Vuzix disclosed all relevant information with respect to the related party transaction as part of its press release dated December 23, 2010. The disclosure of the related party transaction in the news release and this material change report is less than 21 days prior to the closing of such related party transaction.  The disclosure of the related party transaction in the news release and this material change report is reasonable given that the related party transaction was negotiated in the context of the negotiation and completion of the term credit facility, which negotiation concluded on the closing date of such transactions.

On December 23, 2010, Vuzix issued to John Burtis its Warrant to purchase up to 543,052 shares of Common Stock at an initial exercise price of $0.09965 per share, subject to adjustment as provided therein.

(b)           All of the securities specified in the preceding subparagraph (a) were issued in consideration for the deferral by the persons to whom such warrants were issued of certain obligations of Vuzix to them.  No cash was received by Vuzix in connection with such transactions.  No commissions were paid or are payable with respect to such issuances.

(c)           Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”).  Vuzix reasonably believes that each of the persons to whom such warrants were issued has knowledge and experience in finance and business matters sufficient to evaluate the risks and merits of the investment and does not intend to resell or distribute the securities to the public.

(d)           The Kopin Warrant expires on January 15, 2013.

The Vast Warrant expires on January 15, 2014.

The Warrants issued to Travers and Burtis expire on December 31, 2013.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

10.1	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Kopin.

10.2	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Vast.

10.3	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Travers

10.4	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Burtis

10.5	Warrant issued by Vuzix to Vast entitling Vast to purchase up to 1,662,274 shares of Common Stock at an exercise price of $0.09965 per share

10.6	Warrant issued by Vuzix to Kopin entitling Kopin to purchase up to 1,662,274 shares of Common Stock at an exercise price of $0.09965 per share

10.7	Warrant issued by Vuzix to Travers entitling Travers to purchase up to 1,034,633 shares of Common Stock at an exercise price of $0.09965 per share

10.8	Warrant issued by Vuzix to Burtis entitling Burtis to purchase up to 543,052 shares of Common Stock at an exercise price of $0.09965 per share

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VUZIX CORPORATION

Date: December 30, 2010	By:	/s/ Paul Travers
Name: Paul Travers
Title: President

EXHIBIT INDEX

Exhibit Number                                           Description

10.1	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Kopin

10.2	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Vast

10.3	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Travers

10.4	Letter Agreement, dated as of December 23, 2010, by and between Vuzix and Burtis

10.5	Warrant issued by Vuzix to Vast entitling Vast to purchase up to 1,662,274 shares of Common Stock at an exercise price of $0.09965 per share

10.6	Warrant issued by Vuzix to Kopin entitling Kopin to purchase up to 1,662,274 shares of Common Stock at an exercise price of $0.09965 per share

10.7	Warrant issued by Vuzix to Travers entitling Travers to purchase up to 1,034,633 shares of Common Stock at an exercise price of $0.09965 per share

10.8	Warrant issued by Vuzix to Burtis entitling Burtis to purchase up to 543,052 shares of Common Stock at an exercise price of $0.09965 per share